                                                                                                                          Exhibit 31.2

                                  CERTIFICATION

I, Geoffrey Birch, certify that:

        1. I have reviewed this Annual Report on Form 10-KSB of IBSG
International, Inc.;

        2. Based on my  knowledge,  this  report  does not  contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

        3.  Based  on my  knowledge,  the  financial  statements,  and  other financial  information  included in this report,  fairly present in all material respects the financial  condition,  results of operations  and cash flows of the small business issuer as of, and for, the periods presented in this report;

        4. The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining  disclosure controls and procedures
(as  defined  in  Exchange  Act Rules  13a-15(e)  and  15d-15(e))  for the small business issuer and have:

               (a) Designed such disclosure  controls and procedures,  or caused such  disclosure  controls  and  procedures  to be designed  under our supervision, to ensure that material information relating to the small business  issuer,  including its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly  during the period in which this report is being prepared;

               (b) Evaluated the effectiveness of the small business  issuer's disclosure  controls and  procedures  and presented in this report our conclusions  about the  effectiveness  of the disclosure  controls and procedures,  as of the end of the period  covered by this report based on such evaluation; and

              (c) Disclosed in this report any change in the small business issuer's  internal  control over  financial  reporting  that  occurred during the small  business  issuer's most recent  fiscal  quarter (the small business issuer's fourth fiscal quarter in the case of an annual report)  that has  materially  affected,  or is  reasonably  likely to materially  affect,  the small business issuer's internal control over financial reporting; and

          5. The small business issuer's other certifying  officer(s) and I have disclosed,  based  on our  most  recent  evaluation  of  internal  control  over financial  reporting,  to the small  business  issuer's  auditors  and the audit committee  of the  small  business  issuer's  board  of  directors  (or  persons performing the equivalent functions):

            (a) All significant  deficiencies and material  weaknesses in the design or operation of internal control over financial reporting which are reasonably  likely to adversely affect the small business issuer's
          ability   to  record,   process,   summarize   and  report   financial
          information; and

            (b) Any fraud, whether or not material, that involves management or other  employees  who have a  significant  role in the small  business issuer's internal control over financial reporting.

Date: March 26, 2004

/s/Geoffrey Birch
Treasurer and Chief Financial Officer